SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 23, 2002

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California 94089

(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code  (408) 542-0500

None

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On December 23, 2002, we issued a press release announcing the settlement and dismissal of all pending litigation between SanDisk Corporation and Micron Technology, Inc. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

Number	Description of Document
99.1	Press Release dated December 23, 2002 announcing the settlement and dismissal of all pending litigation between SanDisk Corporation and Micron Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2003	SANDISK CORPORATION

	By:	/s/ MICHAEL GRAY
		Name:	Michael Gray
		Title:	Chief Financial Officer Sr. VP, Finance and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release dated December 23, 2002 announcing the settlement and dismissal of all pending litigation between SanDisk Corporation and Micron Technology, Inc.